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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 27, 2007

                     Lehman ABS Corporation, on behalf of:

                     CORPORATE BACKED TRUST CERTIFICATES,
      BELLSOUTH TELECOMMUNICATIONS DEBENTURE-BACKED SERIES 2003-14 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      001-31777              13-3447441
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(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                   Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                               10019
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        Other Events.

Attached as Exhibit 99.1 please find a press release issued on February 27, 2007.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 28, 2007


                                         Lehman ABS Corporation


                                         By: /s/ Charles M. Weaver
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                                         Name:   Charles M. Weaver
                                         Title:  Senior Vice President

                                 EXHIBIT INDEX


Exhibit Number   Description
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      99.1       Press Release dated February 27, 2007